FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Accredited	1,931	409,530,440.96	100.00	7.227	648	77.19

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	4	719,424.42	0.18	5.488	695	68.85
5.501 - 6.000	76	20,129,879.50	4.92	5.920	694	75.21
6.001 - 6.500	248	63,814,860.72	15.58	6.362	686	76.85
6.501 - 7.000	516	125,077,266.65	30.54	6.858	665	77.02
7.001 - 7.500	372	77,661,658.33	18.96	7.346	653	77.32
7.501 - 8.000	371	69,049,150.47	16.86	7.824	618	77.57
8.001 - 8.500	147	26,538,237.87	6.48	8.321	584	78.05
8.501 - 9.000	132	18,143,888.06	4.43	8.837	569	78.83
9.001 - 9.500	32	4,730,806.66	1.16	9.375	547	78.63
9.501 - 10.000	30	3,140,087.41	0.77	9.885	536	73.91
10.001 - 10.500	1	60,427.07	0.01	10.490	659	100.00
10.501 - 11.000	2	464,753.80	0.11	10.630	671	79.61

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Min: 5.450
Max: 10.999
Weighted Average: 7.227

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	35	1,586,242.51	0.39	8.216	593	67.08
50,000.01 - 100,000.00	280	22,266,736.92	5.44	7.920	613	75.40
100,000.01 - 150,000.00	417	53,022,580.62	12.95	7.507	631	76.57
150,000.01 - 200,000.00	370	65,081,608.18	15.89	7.308	639	76.40
200,000.01 - 250,000.00	250	55,925,133.48	13.66	7.212	650	76.74
250,000.01 - 300,000.00	201	55,480,978.83	13.55	7.167	652	77.53
300,000.01 - 350,000.00	123	39,725,467.03	9.70	7.015	651	77.84
350,000.01 - 400,000.00	86	32,482,718.00	7.93	7.051	655	77.74
400,000.01 - 450,000.00	58	24,564,931.08	6.00	7.055	658	78.69
450,000.01 - 500,000.00	53	25,360,276.94	6.19	6.891	682	77.35
500,000.01 - 550,000.00	16	8,362,652.39	2.04	7.091	667	79.31
550,000.01 - 600,000.00	23	13,123,938.97	3.20	6.888	677	78.13
600,000.01 - 650,000.00	8	4,951,012.51	1.21	7.372	625	84.53
650,000.01 - 700,000.00	8	5,412,735.35	1.32	6.986	658	77.20
700,000.01 - 750,000.00	3	2,183,428.15	0.53	7.294	577	75.22

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Min: $24,751.57
Max: $748,477.13
Average: $ 212,082.05

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,133	237,540,624.63	58.00	7.463	634	77.78
ARM 2/28 — IO	383	103,607,403.91	25.30	6.743	682	79.31
Fixed 30 yr	286	47,115,880.75	11.50	7.153	639	70.79
ARM 3/27	39	5,631,304.57	1.38	7.681	627	78.03
ARM 3/27 — IO	16	4,562,487.54	1.11	6.648	672	79.18
Fixed 30 yr — IO	16	4,047,345.46	0.99	6.472	685	71.74
Fixed 15 yr	27	2,862,033.42	0.70	7.491	614	62.29
ARM 5/25 — IO	10	1,973,555.08	0.48	7.024	669	79.98
Fixed 20 yr	14	1,351,839.93	0.33	7.385	619	67.69
ARM 5/25	5	635,771.45	0.16	7.549	614	79.73
Fixed 10 yr	1	109,993.96	0.03	6.500	624	80.00
Fixed 25 yr	1	92,200.26	0.02	7.875	533	63.79

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,586	353,951,147.18	86.43	7.243	649	78.26
Fixed	345	55,579,293.78	13.57	7.126	641	70.36

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	48	8,906,907.24	2.17	7.695	630	76.69
3	1,663	356,328,150.14	87.01	7.197	649	77.07
4	208	42,109,967.39	10.28	7.377	641	78.17
5	11	2,037,422.44	0.50	7.275	650	79.36
6	1	147,993.75	0.04	8.900	511	90.00

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Min: 2
Max: 6
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,931	409,530,440.96	100.00	7.227	648	77.19

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	64,594.21	0.02	6.375	672	14.44
15.01 - 20.00	2	371,089.93	0.09	7.057	584	18.60
20.01 - 25.00	8	1,039,647.58	0.25	7.645	567	22.19
25.01 - 30.00	5	558,886.59	0.14	6.974	618	27.78
30.01 - 35.00	4	316,606.43	0.08	7.304	577	33.39
35.01 - 40.00	12	1,408,547.60	0.34	7.102	584	37.62
40.01 - 45.00	13	1,864,847.82	0.46	6.935	612	43.10
45.01 - 50.00	17	2,691,958.03	0.66	6.978	595	47.91
50.01 - 55.00	29	5,489,347.64	1.34	7.092	606	52.71
55.01 - 60.00	51	9,226,507.01	2.25	7.171	601	57.67
60.01 - 65.00	68	13,586,357.37	3.32	7.463	587	63.21
65.01 - 70.00	94	18,091,968.73	4.42	7.270	616	68.56
70.01 - 75.00	127	26,372,230.75	6.44	7.469	606	73.99
75.01 - 80.00	1,384	309,033,327.81	75.46	7.137	663	79.88
80.01 - 85.00	53	9,811,150.20	2.40	8.267	555	84.67
85.01 - 90.00	21	3,895,143.77	0.95	8.087	587	89.75
90.01 - 95.00	14	2,769,298.73	0.68	8.086	676	94.64
95.01 - 100.00	28	2,938,930.76	0.72	8.599	659	99.88

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Min: 14.44
Max: 100.00
Weighted Average: 77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	1	197,598.68	0.05	7.999	495	79.20
500 - 524	150	22,969,934.63	5.61	8.390	512	72.73
525 - 549	126	20,949,303.02	5.12	8.024	536	69.56
550 - 574	88	14,539,288.57	3.55	7.995	563	74.26
575 - 599	154	30,688,845.45	7.49	7.554	588	74.41
600 - 624	212	46,461,378.46	11.35	7.374	613	77.45
625 - 649	287	63,930,174.37	15.61	7.139	637	77.81
650 - 674	289	61,884,332.96	15.11	7.105	662	78.60
675 - 699	253	57,761,584.70	14.10	6.906	686	78.83
700 - 724	173	42,956,653.85	10.49	6.816	711	79.23
725 - 749	100	22,514,360.57	5.50	6.823	737	78.44
750 - 774	65	16,467,770.98	4.02	6.710	760	78.82
775 - 799	31	7,781,509.29	1.90	6.689	783	78.76
800 - 824	2	427,705.43	0.10	6.425	802	80.00

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Min: 495
Max: 804
NZ Weighted Average: 648

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,056	240,558,805.34	58.74	7.115	673	79.68
Cashout Refinance	853	164,949,375.99	40.28	7.389	611	73.58
Rate/Term Refinance	22	4,022,259.63	0.98	7.280	641	76.40

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,275	252,614,324.33	61.68	7.268	638	76.84
PUD	223	50,469,959.07	12.32	7.216	653	78.56
Condo	193	36,998,549.91	9.03	7.130	661	78.55
Duplex	130	36,092,929.25	8.81	7.114	660	76.52
3-4 Family	88	29,992,491.14	7.32	7.150	682	76.67
Townhouse	20	3,145,701.74	0.77	7.235	665	79.56
Modular	2	216,485.52	0.05	7.903	613	82.27

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,213	273,368,296.22	66.75	7.196	663	77.09
Full	652	121,162,685.68	29.59	7.318	613	77.18
12 mo. Bank Statements	62	14,311,830.55	3.49	7.073	638	79.58
6 mo. Bank Statements	4	687,628.51	0.17	6.986	675	68.76

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,819	390,229,148.85	95.29	7.207	647	77.31
Non-Owner Occupied	102	16,930,442.72	4.13	7.639	652	74.40
Second Home	10	2,370,849.39	0.58	7.529	663	77.75

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	25	3,064,533.15	0.75	7.787	610	76.88
Alaska	2	294,326.34	0.07	7.431	599	75.87
Arizona	35	5,600,283.87	1.37	7.657	619	76.35
Arkansas	5	286,276.35	0.07	7.901	634	80.67
California	379	110,833,194.21	27.06	6.883	656	76.28
Colorado	35	5,840,549.90	1.43	7.118	641	79.69
Connecticut	46	10,002,901.71	2.44	7.388	640	74.25
Delaware	4	652,534.11	0.16	7.497	661	73.62
District of Columbia	4	1,370,587.89	0.33	7.732	637	76.55
Florida	227	38,156,782.67	9.32	7.390	641	76.51
Georgia	99	14,743,422.53	3.60	7.686	632	79.06
Hawaii	5	1,378,426.71	0.34	6.818	709	75.91
Idaho	8	1,331,632.62	0.33	8.092	576	74.17
Illinois	135	26,774,423.01	6.54	7.315	652	78.12
Indiana	34	4,042,024.69	0.99	7.951	614	79.61
Iowa	11	1,198,573.62	0.29	7.424	634	79.39
Kansas	13	2,082,819.55	0.51	7.454	626	80.72
Kentucky	7	759,290.63	0.19	8.326	575	81.36
Louisiana	11	1,358,635.82	0.33	8.094	559	75.47
Maine	2	420,225.11	0.10	7.177	635	88.86
Maryland	58	15,170,263.53	3.70	7.513	627	76.85
Massachusetts	46	12,875,868.71	3.14	7.464	649	78.13
Michigan	25	3,465,168.50	0.85	7.914	636	82.00
Minnesota	13	2,127,005.59	0.52	6.962	641	78.62
Mississippi	1	43,678.56	0.01	9.990	519	80.00
Missouri	19	2,679,867.13	0.65	7.990	614	78.44
Montana	2	232,186.32	0.06	7.952	585	90.00
Nebraska	3	330,324.68	0.08	8.008	609	81.80
Nevada	57	11,788,406.44	2.88	6.981	669	76.82
New Hampshire	2	316,818.09	0.08	7.842	640	80.00
New Jersey	73	19,882,228.95	4.85	7.238	661	78.69
New Mexico	11	2,553,698.77	0.62	7.181	676	78.39
New York	205	58,562,420.87	14.30	7.057	656	75.66
North Carolina	14	1,562,981.84	0.38	7.595	621	76.91
Ohio	47	6,583,285.18	1.61	7.606	632	83.04
Oklahoma	4	159,595.31	0.04	7.412	580	71.11
Oregon	19	2,907,614.11	0.71	6.911	646	78.48
Pennsylvania	25	3,329,565.33	0.81	7.389	625	75.54
Rhode Island	14	2,896,490.37	0.71	7.220	667	75.94
South Carolina	4	454,680.44	0.11	7.998	622	82.38
Tennessee	20	1,907,820.46	0.47	8.142	612	83.27
Texas	50	4,940,936.97	1.21	8.063	613	78.33
Utah	13	1,446,924.06	0.35	7.408	667	79.07
Vermont	7	972,811.92	0.24	7.148	681	80.00
Virginia	54	12,767,729.00	3.12	7.346	648	79.14
Washington	52	8,624,471.78	2.11	7.260	652	79.45
Wisconsin	5	531,587.56	0.13	7.519	597	78.94
Wyoming	1	224,566.00	0.05	7.250	633	80.00

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	389	76,301,827.38	18.63	7.535	643	78.03
6	39	6,983,758.39	1.71	7.318	662	78.37
12	286	80,419,468.97	19.64	7.056	659	76.16
18	18	3,406,377.27	0.83	6.820	685	78.29
24	746	164,456,858.24	40.16	7.213	646	78.07
30	19	3,774,741.87	0.92	7.241	614	73.53
36	227	42,030,786.33	10.26	7.062	649	75.72
48	2	325,690.01	0.08	8.845	512	76.46
60	205	31,830,932.50	7.77	7.220	631	75.23

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

Loans with Penalty: 81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	2	295,344.77	0.08	7.265	717	80.00
3.501 - 4.000	7	1,694,331.35	0.48	6.549	685	80.00
4.001 - 4.500	143	33,709,232.59	9.52	6.696	673	78.54
4.501 - 5.000	169	45,636,060.15	12.89	6.380	686	79.06
5.001 - 5.500	371	95,428,606.62	26.96	6.833	670	78.51
5.501 - 6.000	299	67,404,186.93	19.04	7.261	655	77.64
6.001 - 6.500	274	55,048,150.39	15.55	7.751	623	78.09
6.501 - 7.000	151	30,067,182.82	8.49	8.126	599	78.09
7.001 - 7.500	106	15,791,877.45	4.46	8.687	566	78.25
7.501 - 8.000	34	4,579,877.65	1.29	9.094	556	76.92
8.001 - 8.500	19	2,989,251.81	0.84	9.651	530	74.49
8.501 - 9.000	9	842,290.85	0.24	9.968	541	78.37
9.001 - 9.500	1	428,800.00	0.12	10.599	678	80.00
9.501 - 10.000	1	35,953.80	0.01	10.999	593	75.00

Total:	1,586	353,951,147.18	100.00	7.243	649	78.26

Min: 3.480
Max: 9.999
Weighted Average (>0): 5.727

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	1	415,999.67	0.12	5.500	670	80.00
12.501 - 13.000	51	15,565,668.46	4.40	5.925	695	78.33
13.001 - 13.500	197	51,807,626.06	14.64	6.370	690	79.37
13.501 - 14.000	435	108,510,500.15	30.66	6.857	668	78.09
14.001 - 14.500	328	71,358,222.87	20.16	7.349	655	78.13
14.501 - 15.000	312	61,220,869.76	17.30	7.826	618	77.75
15.001 - 15.500	118	23,749,460.14	6.71	8.321	583	78.18
15.501 - 16.000	95	14,301,172.75	4.04	8.827	565	79.32
16.001 - 16.500	24	4,143,308.53	1.17	9.387	546	77.95
16.501 - 17.000	22	2,353,137.92	0.66	9.883	529	72.87
17.001 - 17.500	1	60,427.07	0.02	10.490	659	100.00
17.501 - 18.000	2	464,753.80	0.13	10.630	671	79.61

Total:	1,586	353,951,147.18	100.00	7.243	649	78.26

Min: 12.500
Max: 17.999
Weighted Average (>0): 14.243

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	415,999.67	0.12	5.500	670	80.00
5.501 - 6.000	51	15,565,668.46	4.40	5.925	695	78.33
6.001 - 6.500	197	51,807,626.06	14.64	6.370	690	79.37
6.501 - 7.000	435	108,510,500.15	30.66	6.857	668	78.09
7.001 - 7.500	328	71,358,222.87	20.16	7.349	655	78.13
7.501 - 8.000	312	61,220,869.76	17.30	7.826	618	77.75
8.001 - 8.500	118	23,749,460.14	6.71	8.321	583	78.18
8.501 - 9.000	95	14,301,172.75	4.04	8.827	565	79.32
9.001 - 9.500	24	4,143,308.53	1.17	9.387	546	77.95
9.501 - 10.000	22	2,353,137.92	0.66	9.883	529	72.87
10.001 - 10.500	1	60,427.07	0.02	10.490	659	100.00
10.501 - 11.000	2	464,753.80	0.13	10.630	671	79.61

Total:	1,586	353,951,147.18	100.00	7.243	649	78.26

Min: 5.500
Max: 10.999
Weighted Average (>0): 7.243

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	248,225.11	0.07	7.999	655	95.00
1.500	1,585	353,702,922.07	99.93	7.242	649	78.25

Total:	1,586	353,951,147.18	100.00	7.243	649	78.26

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	248,225.11	0.07	7.999	655	95.00
1.500	1,585	353,702,922.07	99.93	7.242	649	78.25

Total:	1,586	353,951,147.18	100.00	7.243	649	78.26

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	1,931	409,530,440.96	100.00	7.227	648	77.19

Total:	1,931	409,530,440.96	100.00	7.227	648	77.19

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.